EMPLOYEE COMPENSATION (Tables)	12 Months Ended
Mar. 31, 2018
Employee Benefits [Abstract]
Analysis of employee compensation
The total employee compensation expense recognized in the determination of net income is as follows:

(amounts in millions)	2018	2017
Salaries and other short-term employee benefits	$908.2	$838.4
Share-based payments, net of equity swap (Note 23)	46.9	40.4
Post-employment benefits – defined benefit plans (Note 14)	31.1	30.8
Post-employment benefits – defined contribution plans	12.8	12.4
Termination benefits	5.6	11.2
Total employee compensation expense(1)	$1,004.6	$933.2
(1) Certain members of key management may have employment agreements with clauses for payment in case of termination without cause and payment in case of termination of employment following a change in control. All such employment agreements are for an indeterminate term.